THIS OFFER made this 15 day of November, 2006.

TO: **STONY PLAIN ESTATES LTD.**
(hereinafter referred to as the "VENDOR")

BY: **FIC INVESTMENTS USA CORP.**
(hereinafter referred to as the "PURCHASER")

OFFER TO PURCHASE

PREAMBLE

WHEREAS:

A. The VENDOR has, or has the right to acquire, legal and beneficial ownership of the LANDS;

B. The PURCHASER wishes to purchase the LANDS from the VENDOR on the terms and conditions herein contained;

C. The VENDOR wishes to exclude the MULTI-FAMILY LANDS and the COMMERCIAL LANDS from the sale transaction contemplated herein by having the MULTI-FAMILY LANDS and the COMMERCIAL LANDS reconveyed to the VENDOR or its nominee in accordance with the MULTI-FAMILY LANDS AGREEMENT and the COMMERCIAL LANDS AGREEMENT.

NOW THEREFORE, the PURCHASER hereby offers to purchase the LANDS upon the terms and conditions contained herein:

ARTICLE 1

1.1 Definitions

In this AGREEMENT the following terms shall have the following meanings:

(a) ACCEPTANCE DEADLINE means 4:00 o'clock p.m. on November 14, 2006;

(b) AGREEMENT means this Offer when accepted by the VENDOR and as the same may be amended from time to time. The expressions "herein", "hereof", "hereto", "above", "below" and similar expressions if used in any article, section, subsection, paragraph or subparagraph in this AGREEMENT refer and relate to the whole of this AGREEMENT and not only to that article, section, subsection, paragraph or subparagraph unless otherwise expressly provided;

(c) ASSIGNMENT means the assignment in the form attached hereto as Schedule "D" for the assignment by the VENDOR to the PURCHASER of the SIERPINSKI AGREEMENT;

(d) BUSINESS DAY means any day other than a day which is a Saturday, Sunday or statutory holiday in Alberta;

(e) CLOSING means the completion of the purchase and sale of the LANDS hereunder;

(f) CLOSING DATE means November 17, 2006 or such other extended date as the parties hereto may agree upon in writing;

(g) COMMERCIAL LANDS means that portion of the LANDS comprising 2 acres, more or less, crosshatched on the site plan attached as Schedule "H" hereto;

(h) COMMERCIAL LANDS AGREEMENT means the agreement in the form attached hereto as Schedule "G" for the sale of the COMMERCIAL LANDS by the PURCHASER to 1240374 Alberta Ltd. ;

(i) DEPOSIT means the non-refundable sum of Two Hundred and Fifty Thousand ($250,000.00) Dollars payable by the PURCHASER according to the terms hereof;

(j) GST means Goods and Services Tax pursuant to the *Excise Tax Act* (Canada);

(k) LANDS mean those certain lands and legally described in Schedule "A" hereto;

(l) MULTI-FAMILY LANDS means that portion of the LANDS comprising 3.19 acres, more or less, crosshatched on the site plan attached as Schedule "F" hereto;

(m) MULTI-FAMILY LANDS AGREEMENT means the agreement in the form attached hereto as Schedule "E" for the sale of the MULTI-FAMILY LANDS by the PURCHASER to 1276802 Alberta Ltd.;

(n) PERMITTED ENCUMBRANCES mean those encumbrances set out in Schedule "B" hereof and all reservations and exceptions set forth in the existing certificate of title, together with all caveats, easements, restrictive covenants, transmissions, utility rights of way, covenants, conditions, encumbrances, leases and any other liens, charges, interests and encumbrances which do not create financial charges and which may hereafter be registered against title to the LANDS with the PURCHASER'S consent or such other liens, charges, interests or encumbrances which the PURCHASER has caused or allowed to be registered against the LANDS;

(o) PURCHASE PRICE means the sum of Nine Million Eight Hundred Sixty Seven Thousand Three Hundred and Thirty One ($9,867,331.00) Dollars;

(p) PURCHASER'S SOLICITORS mean Malcolm D. Lennie, Q.C.;

(q) SIERPINSKI AGREEMENT means the Agreement of Purchase and Sale between the VENDOR as purchaser and Arthur H. Sierpinski and Ferne Sierpinski as vendors dated October 31, 2006, a copy of which is attached as Schedule "C" hereto;

(r) SIERPINSKI DEPOSIT means the deposit in the sum of Twenty Five Thousand ($25,000.00) Dollars paid by the VENDOR pursuant to the terms of the SIERPINSKI AGREEMENT; and

(s) VENDOR'S SOLICITORS mean Kennedy Agrios LLP.

1.2 Schedules

The Schedules to this AGREEMENT are as follows:

Schedule "A" - The LANDS
Schedule "B" - The PERMITTED ENCUMBRANCES
Schedule "C" - The SIERPINSKI OFFER
Schedule "D" - The ASSIGNMENT
Schedule "E" - The MULTI-FAMILY LANDS AGREEMENT
Schedule "F" - The MULTI-FAMILY LANDS
Schedule "G" - The COMMERCIAL LANDS AGREEMENT
Schedule "H" - The COMMERCIAL LANDS

ARTICLE 2

2.1 Offer to Purchase

The PURCHASER hereby offers to purchase the LANDS from the VENDOR for the PURCHASE PRICE, payable at the times and in the manner herein mentioned, but subject to the performance and observance of the covenants, terms and conditions herein set out and on the part of the parties to be performed and observed.

2.2 Acceptance

This Offer shall be open for acceptance by the VENDOR at any time up to but not after the ACCEPTANCE DEADLINE and shall only be capable of being accepted if, by that time, the VENDOR shall have signed the form of acceptance annexed to this Offer and shall have caused this Offer and the annexed form of acceptance to be delivered to the address of the PURCHASER as hereinafter set forth. If this Offer is not accepted by the VENDOR in the manner aforesaid, the Offer shall terminate on the ACCEPTANCE DEADLINE and shall no longer be capable of acceptance by the VENDOR.

2.3 Payment of Purchase Price

The PURCHASE PRICE shall be paid and satisfied as follows:

(a) the DEPOSIT upon the execution hereof to the VENDOR'S SOLICITORS to be credited to the PURCHASE PRICE upon CLOSING;

(b) the sum of Nine Million Six Hundred Seventeen Thousand Three Hundred and Thirty One ($9,617,331.00) Dollars (more or less), being the balance of the PURCHASE PRICE, subject to adjustments as outlined herein, shall be paid by the PURCHASER to the VENDOR on the CLOSING DATE by certified cheque or official bank draft.

2.4 Deposit

The DEPOSIT shall be unconditionally releasable to the VENDOR upon acceptance of this Offer to Purchase.

2.5 Adjustments

The PURCHASE PRICE shall be subject to the following adjustments made as of the CLOSING DATE:

(a) the DEPOSIT shall be a credit in favour of the PURCHASER;

(b) the SIERPINSKI DEPOSIT shall be a credit in favour of the VENDOR; and

(c) any and all property taxes relating to the LANDS shall be a credit in favour of the VENDOR.

2.6 No Collection of GST

The PURCHASER represents and warrants to the VENDOR that the PURCHASER is registered pursuant to subdivision (d) of Division V of Part 9 the *Excise Tax Act* (Canada), as amended (the "Act") for the purposes of remission of GST on taxable supplies made by the PURCHASER and the PURCHASER is not an "individual" in accordance with the terms of Section 123 of the Act. Accordingly, pursuant to the provisions of Section 221(2) of the Act, no amount is required to be remitted or shall be remitted by the PURCHASER to the VENDOR in respect of any GST payable by the PURCHASER in relation to its acquisition of the LANDS.

2.7 Title to the LANDS

Title to the LANDS shall, on the CLOSING DATE, be free and clear of all liens, mortgages, interests, charges, registrations and encumbrances, save only for the PERMITTED ENCUMBRANCES.

ARTICLE 3

3.1 Representations and Warranties by the VENDOR

The VENDOR represents and warrants to the PURCHASER that:

(a) the VENDOR is, or has the right to become, the sole, legal and beneficial owner of the LANDS;

(b) the VENDOR has sole and absolute right and power to obtain and transfer good and marketable title to the LANDS to the PURCHASER free and clear of all liens, mortgages, interests, charges, registrations and encumbrances save only for the PERMITTED ENCUMBRANCES;

(c) the VENDOR is a corporation validly existing under the laws of the Province of Alberta, qualified to carry on business in the Province of Alberta and has done all necessary corporate acts to execute and deliver this AGREEMENT and will do all such necessary corporate acts as may be required to give full effect to the matters set out in this AGREEMENT and the matters set out herein; and

(d) the VENDOR is not a "non-resident" of Canada according to the meaning and intent of the *Income Tax Act* of Canada.

The VENDOR covenants that the representations and warranties made herein are correct and accurate to the best of the VENDOR'S knowledge and belief without special investigation of the matters forming the basis of the representations and warranties.

3.2 Warranties and Representations by the PURCHASER

The PURCHASER represents and warrants to the VENDOR that:

(a) the PURCHASER is a corporation in good standing and has done all necessary corporate acts to execute and deliver this AGREEMENT and will do all such necessary corporate acts as may be required to give full effect to the matters set out in this AGREEMENT; and

(b) the PURCHASER has inspected and reviewed the LANDS and accepts the same in the present condition and further agrees that there are no warranties or representations, verbal or written, express or implied, with respect to the LANDS except as are contained in this AGREEMENT.

3.3 PURCHASER'S Acknowledgement of "as-is" Basis of Transaction

The PURCHASER agrees that the LANDS are being purchased on an "as-is" basis and that there is no representation, warranty or condition, express or implied as to the quality or condition of the LANDS. The PURCHASER acknowledges that it has inspected the LANDS and has not relied on any representations by the VENDOR

concerning any condition of the LANDS including without limitation, any representation concerning the environmental condition of the LANDS. The PURCHASER hereby assumes any and all environmental liabilities of any nature whatsoever relating to the LANDS from and after the CLOSING DATE whether such environmental liabilities existed prior to or were caused before or after the CLOSING DATE and whether caused by the VENDOR or otherwise.

3.4 PURCHASER'S Covenants

As further consideration of the transfer of the LANDS to the PURCHASER by the VENDOR the PURCHASER hereby covenants as follows:

(a) to enter into and deliver to the VENDOR on the CLOSING DATE the ASSIGNMENT;

(b) to enter into and deliver to the VENDOR on the CLOSING DATE the MULTI-FAMILY LANDS AGREEMENT; and

(c) to enter into and deliver to the VENDOR on the CLOSING DATE the COMMERCIAL LANDS AGREEMENT.

ARTICLE 4

4.1 Possession

Subject to the PURCHASER complying with all of its obligations and the terms of this AGREEMENT, possession of the LANDS shall be given to the PURCHASER on the CLOSING DATE.

4.2 Closing

Two (2) days prior to the CLOSING DATE the VENDOR shall deliver to the PURCHASER'S SOLICITORS the following documentation:

(a) a registerable Transfer of Land for the LANDS whereby marketable title in fee simple thereto is conveyed to the PURCHASER, free and clear of all liens, mortgages, interests, charges, registrations and encumbrances, save for the PERMITTED ENCUMBRANCES;

(b) evidence in form satisfactory to the PURCHASER'S SOLICITORS that, at the CLOSING DATE, the VENDOR is a Canadian resident for the purpose of determining liability for the payment of income tax pursuant to the *Income Tax Act* of Canada;

(c) a Statement of Adjustments; and

(d) the ASSIGNMENT executed by the VENDOR.

On the Closing Date the PURCHASER shall deliver to the VENDOR'S SOLICITORS the following documentation:

(a) the ASSIGNMENT executed by the PURCHASER;

(b) the MULTI-FAMILY LANDS AGREEMENT executed by the PURCHASER;

(c) the COMMERCIAL LANDS AGREEMENT executed by the PURCHASER;

(d) a statutory declaration of the PURCHASER declaring that the PURCHASER is a registrant for GST purposes under the provisions of the Excise Tax Act and that it is entitled to self-assess the payment of the GST in accordance therewith; and

(e) payment of the PURCHASE PRICE in the sum set out in the Statement of Adjustments provided by the VENDOR pursuant to Section 4.2(c) above.

4.3 Conveyances

Conveyances are to be prepared and encumbrances discharged at the expense of the VENDOR, and the VENDOR and PURCHASER each agree to execute promptly, once prepared, any document required to complete the purchase. Registration of documents at the Land Titles Office for the North Alberta Land Registration District and the cost of title insurance are to be at the expense of the PURCHASER.

ARTICLE 5

5.1 Notices

Any notice required to be given hereunder by any party shall be deemed to have been well and sufficiently given if:

(a) personally delivered to the party to whom it is intended or if such party is a corporation to an officer of that corporation; or

(b) mailed by prepaid registered mail, transmitted by facsimile or delivered, to the address or facsimile number of the party to whom it is intended as follows:

(i) if to the PURCHASER, then:

Suite 101, 33255 South Fraser Way
Abbostford, BC V2S 2B2
Facsimile number: (604) 864-8032
Attention : David McDonald

with a copy to the PURCHASER'S SOLICITORS at:

5404 – 97 Street
Edmonton, Alberta T6E 5C1
Facisimile number: (780) 426-6977
Attention: Malcolm D. Lennie, Q.C;

(ii) if to the VENDOR, then:

#250 – 11331 Coppersmith Way
Richmond BC V7A 5J9
Facsimile number: (604) 241-4419
Attention: Mike Fowler

with a copy to the VENDOR'S SOLICITORS at:

#1325, 10180 – 101 Street
Edmonton, Alberta T5J 3S4
Facsimile number: (780) 969-6901
Attention: Richard Kennedy;

or to such other address or number as a party may from time to time direct in writing.

Any notice delivered before 4:30 p.m. local time on a BUSINESS DAY shall be deemed to have been received on the date of delivery and any notice delivered after 4:30 p.m. local time on a BUSINESS DAY or delivered on a day other than a BUSINESS DAY, shall be deemed to have been received on the next BUSINESS DAY. Any notice mailed shall be deemed to have been received seventy two (72) hours after the date it is postmarked. Any notice sent by facsimile before 4:30 p.m. local time on a BUSINESS DAY shall be deemed to have been received when the sender receives the answer back confirming receipt by the recipient; provided, however, that any facsimile received after 4:30 p.m. local time on a BUSINESS DAY or received on a day other than a BUSINESS DAY shall be deemed to have been received on the next BUSINESS DAY. If normal mail or communications service is interrupted by strike, slow-down, force majeure or other cause after the notice has been sent the notice will not be deemed to have been received until actually received. In the event normal mail service is impaired at the time of sending the notice, then personal delivery or facsimile transmission only shall be effective.

5.2 Severability

If any provisions in this AGREEMENT or the application thereof shall be invalid or unenforceable to any extent, the remainder of these presents and the application of such provisions to other persons or circumstances, if any, shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

5.3 Governing Law

This AGREEMENT shall be governed by and construed in accordance with the laws of the Province of Alberta.

5.4 Entire Agreement

This AGREEMENT constitutes the entire agreement between the parties with respect to the transaction of purchase and sale contemplated herein.

5.5 Time of Essence

Time shall be of the essence of this AGREEMENT.

5.6 Assignment

This AGREEMENT is not assignable by either of the parties hereto without the prior written consent of the other party.

5.7 Further Assurances

The parties hereto and each of them do hereby covenant and agree to do such things and execute such further documents, agreements and assurances as may be necessary or advisable from time to time in order to carry out the terms and conditions of this AGREEMENT in accordance with their true intent.

5.8 Amendment

This AGREEMENT may be altered or amended in any of its provisions when any such changes are reduced to writing and signed by the parties hereto, but not otherwise.

5.9 Enurement

This AGREEMENT shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

5.10 Execution by Facsimile and in Counterpart

The parties hereto may execute this AGREEMENT in one or more counterparts and by facsimile and when all counterpart pages are assembled together they shall be deemed to be one document and to have been executed by all parties at the same time and by way of original signatures.

DATED at the City of Edmonton, in the Province of Alberta, this 15 day of November, 2006.

FIC INVESTMENTS USA CORP.

Per: ______________________

Per: ______________________

ACCEPTANCE

The VENDOR hereby accepts the foregoing Offer at the price and on the terms and conditions therein set forth and agrees to be bound by such terms and conditions.

DATED at the City of Vancouver, in the Province of British Columbia, this 16th day of November, 2006.

STONY PLAIN ESTATES LTD.

Per ______________________

SCHEDULE "A"

THE LANDS

THE NORTH EAST QUARTER OF SECTION TWENTY FOUR (24)
TOWNSHIP FIFTY TWO (52)
RANGE ONE (1)
WEST OF THE FIFTH MERIDIAN,
CONTAINING 64.7 HECTARES (160 ACRES) MORE OR LESS.
EXCEPTING THEREOUT: ALL THAT PORTION DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTH WEST CORNER OF THE SAID QUARTER SECTION, THENCE EASTERLY ALONG THE NORTH BOUNDARY THEREOF SIX HUNDRED AND SIXTY (660) FEET, THENCE SOUTHERLY AND AT RIGHT ANGLES TO THE SAID NORTH BOUNDARY THIRTEEN HUNDRED AND TWENTY (1320) FEET, THENCE WESTERLY AND PARALLEL TO THE SAID NORTH BOUNDARY TO THE WEST BOUNDARY OF THE SAID QUARTER SECTION, THENCE NORTHERLY ALONG THE SAID WEST BOUNDARY TO THE POINT OF COMMENCEMENT, CONTAINING 8.09 HECTARES (20 ACRES) MORE OR LESS.

EXCEPTING THEREOUT ALL MINES AND MINERALS

SCHEDULE "B"

PERMITTED ENCUMBRANCES

Caveat Number 4096NK by Imperial Oil Limited

Caveat Number 1356SN by Imperial Oil Limited

Caveat Number 3364TD by The Director of the Edmonton Regional Planning Commission

SCHEDULE "C"

SIERPINSKI OFFER

THIS AGREEMENT OF PURCHASE AND SALE DATED October 31, 2006 is made:

BETWEEN: STONY PLAIN ESTATES LTD.
c/o #250 – 11331 Coppersmith Way
Richmond, BC V7A 5J9

(the "Purchaser")

OF THE FIRST PART

AND: ARTHUR H SIERPINSKI
AND
FERNE SIERPINSKI
Both of:
#27 52212 Rge. Rd. 274
Spruce Grove, AB T7X 3T8

(the "Vendor")

OF THE SECOND PART

WHEREAS:

A. The Vendor is the registered owner of 20 acres of land located in the Town of Stony Plain in the Province of Alberta; and

B. The Vendor has agreed to sell and the Purchaser has agreed to purchase such land on the terms and conditions set forth in this Agreement.

WITNESSETH AS FOLLOWS:

ARTICLE 1 - INTERPRETATION

1.1 DEFINITIONS

In this Agreement:

a) **"Business Day"** means any day other than a day which is a Saturday, a Sunday or a statutory holiday in Alberta. In the event that any date referenced herein falls on a non Business Day, for the purposes of this Agreement said date shall mean the next following Business Day;

b) **"Closing Date"** means April 30, 2007;

c) **"Environmental Laws"** means any and all federal, provincial, municipal or other governmental or regulatory laws and rules relating to the environment, occupational safety, health or transportation;

d) **"Gross Lands"** means the lands and premises located thereon in the Town of Stony Plain, Alberta and legally described in Schedule "A" attached hereto;

e) "**Hazardous Materials**" means any waste, materials, oil, kerosene, gasoline or other substances of any kind or character that are or become regulated as hazardous or toxic waste or substances, or which require special handling or treatment, under any Environmental Laws;

f) "**Lands**" means that portion of the Gross Lands, comprising the twelve (12) acres which make up the southern part of the Gross Lands outlined in black in Schedule "B" attached hereto which are to be created upon the registration of the Subdivision Plan at the appropriate Alberta Land Titles Office;

g) "**Planning Approvals**" means the final approval and release from all Authorities (all periods for appeals from such approvals having expired without an appeal having been lodged, or, if appealed, such appeal having been favourably dealt with) of all required approvals to the Subdivision Plan;

h) "**Purchase Price**" means **SEVEN HUNDRED TWENTY THOUSAND DOLLARS ($720,000.00)** plus the Purchaser extending servicing to the Vendor's Additional Lands in accordance with the Purchaser's Subdivision Plan in order to provide the Vendor with full servicing to one (1) lot on the Vendor's Additional Lands. The costs to extend said services to the Vendor's Additional Lands shall be borne by the Purchaser up to a maximum cost of Forty Thousand Dollars ($40,000.00) and any costs in excess of Forty Thousand Dollars ($40,000.00) shall be borne by the Vendor.

i) "**Purchaser's Solicitors**" means Kennedy Agrios LLP;

j) "**Subdivision Condition**" means the condition set forth in Section 7.2 hereof;

k) "**Subdivision Condition Date**" means the date set out in Section 7.2 hereof;

l) "**Subdivision Plan**" means a plan or instrument of subdivision which, upon registration at the appropriate Alberta Land Titles Office, will legally sever the Lands from the Gross Lands and result in the creation of a separate certificate of title for the Lands;

m) "**Vendor's Additional Lands**" means the remaining eight (8) acres, more or less, situated on the northern portion of the Gross Lands and outlined in Schedule "B" attached hereto which are owned by the Vendor and will be created upon registration of the subdivision plan creating the Lands prior to the Closing Date; and

n) "**Vendor's Solicitor**" means Robinson & Company Barristers & Solicitors.

1.2 CURRENCY

All dollar amounts referred to herein are Canadian Dollars.

1.3 CONSTRUCTION

The divisions and headings of this Agreement are for reference only and are not to affect construction or interpretation.

1.4 GOVERNING LAW

This Agreement shall be governed by the laws of the Province of Alberta.

ARTICLE 2 - PURCHASE AND SALE

2.1 AGREEMENT OF PURCHASE AND SALE

Subject to the terms and conditions of this Agreement and based on the warranties and representations herein contained, the Vendor agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Vendor, the Lands on the Closing Date for the Purchase Price, free and clear of all encumbrances other than the Permitted Encumbrances as listed in Schedule "A".

2.2 PAYMENT OF PURCHASE PRICE

The Purchase Price for the Lands shall be paid by the Purchaser as follows:

a) **Deposits**

ONE HUNDRED THOUSAND DOLLARS ($100,000.00) payable as follows:

i. TWENTY FIVE THOUSAND DOLLARS ($25,000.00) as a refundable deposit ("Initial Deposit"), payable to the Purchaser's Solicitor in trust within five (5) business days of execution of this Agreement by both parties;

ii. SEVENTY FIVE THOUSAND DOLLARS ($75,000.00) as a non-refundable deposit ("Second Deposit") payable to the Purchaser's Solicitor in trust within five (5) business days of the date of removing or satisfying the Purchaser's conditions precedent as per Section 7.1, at which time the Initial Deposit and Second Deposit shall both be non-refundable and applied towards the Purchase Price on the Closing Date.

The Initial Deposit and Second Deposit (collectively the "Deposits") will be invested in an interest-bearing trust account, and credited to the Purchaser on account of the Purchase Price, with interest for the account of the Purchaser and be applicable toward the Purchase Price on the Closing Date.

b) **Cash**

The balance of the Purchase Price in the amount of SIX HUNDRED TWENTY THOUSAND DOLLARS ($620,000.00) payable to the Vendor's Solicitor on the Closing Date by certified cheque, bank draft or solicitor's trust cheque. In addition, on the Closing Date, the Purchaser shall pay interest on the balance of the Purchase Price of SIX HUNDRED TWENTY THOUSAND DOLLARS ($620,000.00) calculated at Royal Bank Prime Rate plus two percent (2.0%) compounded semi annually in arrears from the date of the Purchaser removing or satisfying the Purchaser's Conditions Precedent as per Section 7.1 up to and including the Closing Date.

Upon commencement of the extension of services to the lot on the Vendor's Additional Lands as more fully set out in paragraph 1.1 (h) hereof, the Purchaser shall pay to the Vendor an amount up to a maximum of Forty Thousand Dollars ($40,000.00) towards the costs of extending such services upon presentation of invoices from the contractor or contractors for work completed to date up to the aforementioned maximum amount. Prior to payment of these monies the Vendor shall be entitled to file an unpaid vendor's lien caveat in the amount of Forty Thousand Dollars ($40,000.00) to secure any costs payable hereunder and the Vendor agrees with the Purchaser that it shall postpone such unpaid vendor's lien caveat to any mortgage financing arranged by the Purchaser or its assignee as long as such mortgage financing does not exceed 80% of the appraised value of the Lands. The provisions relating to the Purchaser's obligation to pay this sum and the Vendor's obligation to postpone its caveat in respect hereof shall survive the closing of this transaction.

ARTICLE 3 - INSPECTION

3.1 INSPECTION

The Vendor shall co-operate with the Purchaser in all respects in connection with any due diligence which the Purchaser may desire to carry out in respect of the Vendor's Lands including, without limitation, tests, inspections and investigations relating to environmental matters and condition, soils, zoning and permitted uses, development permit matters, title matters, state of repair, elevations, contours and grades, and taxes and other similar items in respect of the Vendor's Lands. The Purchaser and its employees, nominees, agents, consultants, engineers or contractors shall have the right at any time and at all reasonable times up to the Closing Date to enter upon the Lands and to make or carry out its due diligence as its sees fit, at its own cost and expense. If the Purchaser wrongfully fails to close the transaction contemplated herein on the Closing Date, the Purchaser shall repair any damage to the Lands occasioned by such inspections and tests and indemnifies the Vendor in respect of any damages suffered, or costs incurred, by the Vendor as a consequence of the inspections and tests.

ARTICLE 4 - ADJUSTMENTS

4.1 ADJUSTMENTS

All adjustments, both incoming and outgoing, with respect to the Lands, including taxes and other items normally adjusted between a Vendor and Purchaser in the sale of similar property shall be adjusted as of the Closing. Date so that the Vendor will bear and pay all expenses and receive all income related to the Lands prior to the Closing Date and, from and including the Closing Date, the Purchaser will bear and pay all expenses and receive all income related to the Lands.

ARTICLE 5 - POSSESSION

5.1 POSSESSION

The Purchaser shall have vacant possession of the Lands free and clear of any and all encumbrances except for the Permitted Encumbrances as per Schedule "A" attached hereto and approved by the Purchaser's Solicitor, as of the Closing Date.

ARTICLE 6 - REPRESENTATIONS AND WARRANTIES

6.1 VENDOR'S REPRESENTATIONS AND WARRANTIES

The Vendor hereby covenants with and represents and warrants to the Purchaser, regardless of any independent investigations that the Purchaser may cause to be made, that:

a) the Vendor has the power, authority and capacity to carry out the transaction contemplated by this Agreement;

b) between the date hereof and the Closing Date, the Vendor shall not further encumber the Lands or do any other act which would prejudice the rights of the Purchaser under this Agreement;

c) the Vendor is not a non-resident of Canada within the meaning of the *Income Tax Act* (Canada);

d) the Vendor is the legal and beneficial owner of the Lands;

e) the Vendor agrees to authorize the Purchaser as its exclusive agent with respect to obtaining the Subdivision Plan approvals as contemplated herein and promptly execute all documents required with respect to the Subdivision Plan Approvals;

f) to the best of the Vendor's knowledge, without any specific inquiry, the Lands have not been used for the manufacturing, processing, storing or dumping of any Hazardous Materials;

g) the Vendor has received no notice from any statutory authority that there have been, upon the Lands, any breaches of Environmental Laws and, to the best of the Vendor's knowledge without further inquiry, the Lands are free of Hazardous Materials;

h) to the best of the Vendor's knowledge, it has not received any notice of, nor is it aware of, any intention of any statutory authority to expropriate all or any part of the Lands;

i) there are no claims, actions, or proceedings pending, or to the Vendor's knowledge threatened, in law or in equity that would materially interfere with the use and enjoyment of the Lands or which could affect the Purchaser's right to own, occupy and obtain revenue from the Lands or, with respect to the Vendor, if decided adversely, could materially affect the ability of the Vendor to comply with its obligations hereunder;

j) there are no unregistered leases which apply to the Lands;

k) the Vendor agrees that any and all leases or other agreements related to the Lands form part of this Agreement of Purchase and Sale and will be transferred to the Purchaser upon completion of this Agreement;

l) the Vendor agrees that the Purchaser may register a caveat evidencing its interests in the Lands for as long as this agreement is in force;

m) the Vendor agrees that the Purchaser may, at its sole expense, erect one or more signs on or near the Lands for as long as this agreement is in force; and

n) On the Closing Date, the Lands shall be in substantially the same condition as on the date of execution of this Agreement.

6.2 PURCHASER'S REPRESENTATIONS AND WARRANTIES

The Purchaser represents and warrants to the Vendor as follows:

a) the Purchaser is a corporation validly subsisting under the laws of the Province of Alberta and has the corporate capacity to purchase and own the Lands and to enter into, execute and deliver this Agreement;

b) all necessary corporate action has been taken by the Purchaser to authorize the execution and delivery of this Agreement; and

c) the Purchaser is not a non-Canadian for the purposes of the *Investment Canada Act* (Canada). The Purchaser shall make all necessary filings or remittances directly to the Canada Revenue Agency ("CRA") with respect to any Goods and Services Taxes ("GST") which may be payable by the Purchaser as a result of the transaction contemplated by this Agreement. The Purchaser represents and warrants that it will on the Closing Date, be a GST Registrant. The Purchaser will be responsible for all GST payable as a result of this transaction and, on closing; the Purchaser shall provide the Vendor's Solicitors with the Purchaser's written undertaking confirming the foregoing. Notwithstanding the above, the Vendor shall be fully responsible for any other tax payable including but not limited to capital gains and/or income tax:

6.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties of the Vendor and Purchaser contained in this Agreement will not merge on closing or by delivery of any closing documents but will continue in full force and effect for a period of thirty (30) months after the Closing Date.

ARTICLE 7 - CONDITIONS

7.1 PURCHASER'S CONDITION PRECEDENT

The obligation of the Purchaser to complete the transactions contemplated by this Agreement is subject to the Purchaser having satisfied itself with all matters pertaining to the Lands to the sole satisfaction of the Purchaser on or before 7:01 o'clock p.m. (Alberta Time), ninety (90) days from the date of acceptance of this agreement by the Vendor and the Purchaser subsequently acknowledging receipt of said acceptance by way of email and/or fax (the "Conditional Period").

The Purchaser's Conditions Precedent set forth above are for the sole benefit of the Purchaser and may be unilaterally waived in whole or in part by the Purchaser by notice delivered to the Vendor. If satisfaction or waiver of the Purchaser's Condition Precedent is not communicated to the Vendor by the Purchaser within the time provided in writing, then the Purchaser's Condition Precedent shall be

deemed not to have been satisfied or waived and the Initial Deposit shall be returned to the Purchaser without deduction or set-off and this Agreement shall be null and void.

7.2 SUBDIVISION CONDITION

The Purchaser and Vendor acknowledge that this Offer shall be subject to and conditional upon (herein called the "Subdivision Condition") the Vendor obtaining all required Planning Approvals for the Subdivision Plan so that the Vendor has the ability, subject only to the registration of the Subdivision Plan at the appropriate Alberta Land Titles Office, to legally sever the Lands from the Gross Lands, on and subject to terms and conditions acceptable to the Vendor and the Purchaser. The Vendor and Purchaser agree to fully cooperate with one another to obtain the required Planning Approvals and the Vendor hereby fully authorizes the Purchaser to act on its behalf as the Vendor's exclusive agent with respect to obtaining the Planning Approvals.

The Subdivision Condition is inserted as a true condition precedent to this Agreement (and the obligation of the Vendor to sell the Lands to the Purchaser and of the Purchaser to purchase the Lands from the Vendor) and may not be waived by the Vendor or the Purchaser. If the Subdivision Condition is not satisfied by 5:00 p.m. (Edmonton Time) on the date that is sixty (60) days from the date of the Purchaser satisfying or waiving its conditions as per Section 7.1 herein, due to, or by reason of, events arising which are beyond the reasonable control of the Vendor or Purchaser, with respect to obtaining all required Planning Approvals for the Subdivision Plan, such date will be automatically extended for an additional sixty (60) days. If the Subdivision Condition is not satisfied on or before 5:00 p.m. (Edmonton Time) on the Subdivision Condition Date, as extended by the Purchaser if applicable, the Initial Deposit together with all interest earned thereon, shall be forthwith refunded by the Purchaser's Solicitors to the Purchaser and thereupon this Agreement shall terminate and be of no further force or effect and neither party shall have any claims against the other party arising out of this Agreement.

The Vendor agrees to promptly execute any and all documents required with respect to obtaining the Planning Approvals and both the Vendor and Purchaser shall use reasonable commercial efforts to obtain all required Planning Approvals for the Subdivision Plan prior to Subdivision Condition Date so that the Vendor has the ability, subject only to registration of the Subdivision Plan at the appropriate Alberta Land Titles Office and provided that the terms and conditions of such Planning Approvals are acceptable to the Vendor, to legally sever the Lands from the Gross Lands and create separate certificates of title for each of such parcels. The Vendor agrees that, upon receiving the Planning Approvals for the Subdivision Plan, and provided that the terms and conditions of such Planning Approvals are acceptable to both the Vendor and the Purchaser as described herein, the Vendor shall register the Subdivision Plan at the appropriate Alberta Land Titles Office. Notwithstanding the Vendor's obligations in connection with the Subdivision Plan set out above, it is specifically agreed that it is a joint obligation of both the Vendor and Purchaser to cause the Subdivision Plan to be prepared and registered and neither party may plead or rely upon Section 94 of the Land Titles Act to avoid this Agreement.

7.3 DELIVERY OF DOCUMENTS

Within seven (7) days of execution of this Agreement, the Vendor shall make available to the Purchaser all such documents and/or reports specific to the Lands in its possession and/or that it is aware of that may assist the Purchaser in endeavoring to satisfy itself with respect to the above Condition Precedent including, but not limited to: appraisals, tests, inspections and investigations

relating to environmental matters and condition, soils, zoning and permitted uses, development permit matters, title matters (including all Permitted Encumbrances), state of repair, elevations, contours and grades, surface leases, rental contracts/leases, mineral rights, and taxes and other similar items in respect of the Lands.

7.4 CONDITIONS OF CLOSING

The Purchaser's obligation to complete the transactions contemplated by this Agreement is conditional upon the covenants, representations and warranties of the Vendor contained in Section 6.1 hereof being true on and as of the Closing Date in all material respects with the same effect as if those covenants, representations and warranties had been made on and as of the Closing Date. If this condition is not satisfied, the Purchaser may by notice in writing to the Vendor, waive fulfillment thereof, in whole or in part, without prejudice to any of its other rights under this Agreement and complete the purchase of the Lands, or elect not to complete. If the Purchaser elects not to complete, it shall be entitled to a return of the Deposits with interest without deduction or set-off.

7.5 FAILURE TO CLOSE

a) If the Purchaser's Condition Precedent are satisfied or waived by the Purchaser in accordance with the terms hereof and if the Purchaser thereafter fails to close the transaction contemplated herein on the Closing Date (except as a result of a default by the Vendor) then the Vendor shall thereupon be entitled to retain the Deposits as ascertained and liquidated damages and not as a penalty, and the Purchaser shall have no further liability or obligation whatsoever with respect to this Agreement; and

b) If the Condition Precedent described above have been satisfied or waived by the respective parties, and if thereafter the Vendor fails to close the transaction contemplated herein on the Closing Date, (except as a result of a default by the Purchaser) then the Purchaser shall thereupon be entitled to return of the Deposits, with interest without deduction or set-off, and the Purchaser shall, in addition, have such other rights and remedies at law or in equity to which the Purchaser may be entitled.

<u>ARTICLE 8 - CLOSING</u>

8.1 CLOSING

The Vendor shall have the Vendor's Solicitors provide to the Purchaser's Solicitors all closing documents necessary to convey clear title to the Lands and all conveyancing documents necessary to complete the transaction thirty (30) business days prior to the Closing Date, pursuant to appropriate trust conditions to allow for the registration of mortgage financing, if any.

a) The closing and conveyancing documents include:

   i. a duly executed and registrable transfer of the Lands to the Purchaser;

   ii. a Certificate duly executed by the Vendor certifying that the Vendor is not a non-resident of Canada for all purposes arising under the *Income Tax Act* (Canada), including without limiting Subsection 116(5) thereof;

iii. a Statement of Adjustments;

iv. a Certificate duly executed by the Vendor certifying that the covenants, representations and warranties set out in Section 6.1 hereof are true and correct in all material respects as at the Closing Date and that the Vendor's covenants and agreements to be observed or performed on or before the Closing Date pursuant to the terms of this Agreement have been duly observed and performed in all material respects; and

v. such further deeds, acts, things, certificates and assurances as may be requisite in the reasonable opinion of the Purchaser's Solicitors and the Vendor's Solicitors for more perfectly and absolutely assigning, transferring, conveying and assuring to and vesting in the Purchaser, title to the Lands free and clear of any lien, charge, encumbrance or legal notation other than the Permitted Encumbrances.

b) All adjustments relating to the Lands and with respect to taxes, utilities and other similar expenses shall be made as of the Closing Date;

c) In the event the Vendor agrees to accept monies after the Closing Date, the Purchaser agrees to pay interest to the Vendor on any monies so outstanding at the rate of seven percent (7%) per annum; and

d) The Vendor shall be responsible for the cost of preparing all conveyances necessary to convey the Lands to the Purchaser and the Purchaser shall be responsible for the cost of registering all conveyances necessary to convey the Lands to the Purchaser. The Vendor shall be responsible for the cost of registering the Subdivision Plan and the discharge of all Non-Permitted Encumbrances.

ARTICLE 9 - GENERAL

9.1 FURTHER ASSURANCES

Each of the parties shall execute and deliver all such further documents and do such further acts and things as may be reasonably required from time to time to give effect to this Agreement.

9.2 NO MERGER

The Vendor agrees that the execution and delivery of the closing documents according to Section 8.1 hereof is not intended to and shall not in any way merge or otherwise restrict the terms, covenants, conditions, representations, warranties or provisions made or to be performed or observed by the Vendor contained in this Agreement.

9.3 RISK

The Lands shall be and remain at the risk and full liability of the Vendor until the closing of the transactions contemplated in this Agreement.

9.4 ASSIGNMENT AND ENUREMENT

It is understood and agreed that the Purchaser shall have the right to assign its rights and obligations under this Agreement or direct a transfer of the Lands to a third party. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

9.5 CONFIDENTIALITY

The Purchaser and the Vendor agree that all negotiations regarding the Lands and the terms of the Offer shall be confidential and will not be disclosed to anyone other than the party's respective legal counsel, accountants, lenders, internal staff, agents, equity or joint venture partners or other persons ("Third Parties") that require the information for the purpose of concluding the Transaction contemplated herein. The Vendor also agrees that it will not deal or contract directly or indirectly with any Third Parties of the Purchaser with respect to the Lands without the Purchaser's prior written approval for a period of five (5) years from the date of acceptance of this Agreement.

9.6 NOTICES

Any notices, documentation or communication required or permitted to be given hereunder shall be in writing and delivered by hand or telecopy to the party to which it is to be given as follows:

To the Purchaser

STONY PLAIN ESTATES LTD.
c/o #250 – 11331 Coppersmith Way
Richmond, BC V7A 5J9

Phone: (604) 241-4400
Fax: (604) 241-4419
Email: mfowler@cancorp.com

Attention: Mr. Mike Fowler

COPY TO

Kennedy Agrios LLP
1325 Manulife Place
10180-101 Street
Edmonton, Alberta T5J 3S4

Phone: (780) 969-6910
Fax: (780) 969-6901
Email: Kennedy@kennedyagrios.com

Attention: Mr. Richard Kennedy

To the Vendor

c/o Robinson & Company
Barristers & Solicitors
16 Westgrove Drive,
Spruce Grove AB T7X 3B3

Phone: (780) 962-0660
Fax: (780) 962-0622
Email: brbnsn@telusplanet.net

Attention: Albert Robinson

9.7 REAL ESTATE COMMISSIONS

The Purchaser shall have no obligation to pay any real estate commissions, agent's fees or any other payments to third parties who may have been retained by the Vendor in connection with the sale of the Lands and the Vendor will indemnify and save the Purchaser harmless against any such payment.

9.8 ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the Vendor and the Purchaser pertaining to the purchase and sale of the Lands and supersedes all prior agreements and undertakings, negotiations and discussions, whether oral or written, of the Vendor and the Purchaser and there are no warranties, representations; covenants or agreements between the Vendor and Purchaser pertaining to the Lands except as set forth herein.

9.9 TIME

Time shall be of the essence of this Agreement.

9.10 COUNTERPARTS

This Agreement may be executed in counterparts and when each party has executed a counterpart, each of such counterparts shall be deemed to be an original and all of such counterparts when taken together shall constitute one and the same agreement.

9.11 ACCEPTANCE

This Offer to Purchase shall be open for acceptance by the Vendor on or before 4:00 o'clock p.m. (Alberta Time) November 7, 2006.

IN WITNESS WHEREOF this Agreement has been executed the day and year first above written.

Purchaser

STONY PLAIN ESTATES LTD.

Witness ____________ Per: ____________ (Authorized Signatory)

Vendor

Witness ____________ Date Nov. 6/06 ____________ ARTHUR H SIERPINSKI

Witness ____________ Date Nov. 6/06 ____________ FERNE SIERPINSKI

SCHEDULE "A"

Legal Description of Lands

ALL THAT PORTION OF THE NORTH EAST QUARTER OF SECTION TWENTY FOUR (24)
TOWNSHIP FIFTY TWO (52)
RANGE ONE (1)
WEST OF THE FIFTH MERIDIAN
DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTH WEST CORNER OF THE SAID QUARTER SECTION THENCE EASTERLY ALONG THE NORTH BOUNDARY THEREOF SIX HUNDRED AND SIXTY (660) FEET THENCE SOUTHERLY AND AT RIGHT ANGLES TO THE SAID NORTH BOUNDARY THIRTEEN HUNDRED AND TWENTY (1320) FEET THENCE WESTERLY AND PARALLEL TO THE SAID NORTH BOUNDARY TO THE WEST BOUNDARY OF THE SAID QUARTER SECTION THENCE NORTHERLY ALONG THE SAID WEST BOUNDARY TO THE POINT OF COMMENCEMENT
CONTAINING 8.09 HECTARES (20 ACRES) MORE OR LESS

EXCEPTING THEREOUT:	HECTARES	(ACRES) MORE OR LESS
A) PLAN 7622391 - ROAD	0.105	0.26
B) PLAN 0426248 - SUBDIVISION	0.714	1.76

EXCEPTING THEREOUT ALL MINES AND MINERALS

Permitted Encumbrances

SCHEDULE "B"



SE 1/4 SEC 25-52-1-5
STAGE 2
8.28 HA
STAGE 1
P/L R/W
(0.053 HA)
FUTURE
STAGE 4
4.87 HA
(MORE OR LESS)
STAGE 3
9.55 HA
NE 1/4 SEC 24-52-1-5
NW 1/4 SEC 24-52-1-5
LAKE
GENESIS
STAGE 1
35.49 HA
P/L R/W
(0.922 HA)
ER
1.116 HA
SE 1/4 SEC 24-52-1-5

SCHEDULE "D"

THE ASSIGNMENT

THIS ASSIGNMENT is made the 15 day of November, 2006

BY:

STONY PLAIN ESTATES LTD., a body corporate duly incorporated under the laws of the Province of Alberta (hereinafter referred to as the "Assignor")

- in favour of -

FIC INVESTMENTS USA CORP., a body corporate duly incorporated under the laws of the __________ of ______________ (hereinafter collectively referred to as the "Assignee")

ASSIGNMENT OF AGREEMENT OF PURCHASE AND SALE

PREAMBLE

WHEREAS:

A. The Assignor has entered into an agreement of purchase and sale dated October 1, 2006 made between the Assignor as Purchaser and Arthur H. Sierpinski and Ferne Sierpinksi as Vendor for the purchase and sale of lands legally described therein (the "Agreement");

B. Section 9.4 of the Agreement specifically permits assignment of the Agreement by the Assignor to a third party; and

C. The Assignor desires to assign the Agreement to the Assignee.

NOW THEREFORE THIS ASSIGNMENT WITNESSETH that, in consideration of the sum of $10.00 now paid by the Assignee to the Assignor and the Assignee agreeing to assume the obligations of the Assignor under the terms, conditions and agreements herein contained, the parties do hereby agree as follows:

1.1 Assignment

The Assignor does hereby absolutely and unconditionally assign, grant, transfer and set over to the Assignee from the date hereof all the Assignor's estate, rights, title, interest and claim whatsoever, both at law and in equity, in and to the Agreement. The right, title and interest hereby assigned includes (without restricting the generality of the foregoing):

(a) the right to and benefit of the refundable deposit paid by the Assignor pursuant to section 2.2(a)(i) of the Agreement.

(b) all conditions precedent in favour of the Assignor contained in the Agreement;

(c) all claims for damages for breach of any of the terms or conditions of the Agreement, and all warranties provisions contained therein;

(d) any right the Assignor may have to terminate the Agreement;

(e) the right of the Assignor, at its option at any time during the currency of this Assignment, to perform the Agreement and to compel performance of the terms thereof; and

(f) the right to accept delivery of and to take title to lands which are the subject of the Agreement and to execute all documents necessary for acceptance of such lands.

1.2 Successors and Assigns

This Assignment shall enure to the benefit of and be binding upon the Assignor and the Assignee, and their respective successors and permitted assigns.

1.3 Governing Law and Jurisdiction

This Assignment shall be governed by and construed in accordance with the laws of the Province of Alberta and the parties hereto hereby submit to the jurisdiction of the Courts in the Province of Alberta.

1.4 Severability

If any term, covenant or condition of this Assignment or the application thereof to any party or circumstance shall be invalid or unenforceable to any extent the remainder of this Assignment or application of such term, covenant or condition to a party or circumstance other than those to which it is held invalid or unenforceable shall not be affected thereby and each remaining term, covenant or condition of this Assignment shall be valid and shall be enforceable to the fullest extent permitted by law.

IN WITNESS WHEREOF the Assignor has hereunto set its corporate seal duly attested to by the hands of its properly authorized officers in that behalf all on the day and year first above written.

STONY PLAIN ESTATES LTD.

Per: ______________________________
Title

COPY

THIS ASSIGNMENT is made the 17th day of November, 2006.

BY:

STONY PLAIN ESTATES LTD., a body corporate duly incorporated under the laws of the Province of Alberta (hereinafter referred to as the "Assignor")

- in favour of -

FIC INVESTMENTS USA CORP., a body corporate duly incorporated under the laws of the __________ of __________ (hereinafter collectively referred to as the "Assignee")

ASSIGNMENT OF AGREEMENT OF PURCHASE AND SALE

PREAMBLE

WHEREAS:

A. The Assignor has entered into an agreement of purchase and sale dated October 1, 2006 made between the Assignor as Purchaser and Arthur H. Sierpinski and Ferne Sierpinksi as Vendor for the purchase and sale of lands legally described therein (the "Agreement");

B. Section 9.4 of the Agreement specifically permits assignment of the Agreement by the Assignor to a third party; and

C. The Assignor desires to assign the Agreement to the Assignee.

NOW THEREFORE THIS ASSIGNMENT WITNESSETH that, in consideration of the sum of $10.00 now paid by the Assignee to the Assignor and the Assignee agreeing to assume the obligations of the Assignor under the terms, conditions and agreements herein contained, the parties do hereby agree as follows:

1.1 <u>Assignment</u>

The Assignor does hereby absolutely and unconditionally assign, grant, transfer and set over to the Assignee from the date hereof all the Assignor's estate, rights, title, interest and claim whatsoever, both at law and in equity, in and to the Agreement. The right, title and interest hereby assigned includes (without restricting the generality of the foregoing):

(a) the right to and benefit of the refundable deposit paid by the Assignor pursuant to section 2.2(a)(i) of the Agreement.

(b) all conditions precedent in favour of the Assignor contained in the Agreement;

(c) all claims for damages for breach of any of the terms or conditions of the Agreement, and all warranties provisions contained therein;

(d) any right the Assignor may have to terminate the Agreement;

(e) the right of the Assignor, at its option at any time during the currency of this Assignment, to perform the Agreement and to compel performance of the terms thereof; and

(f) the right to accept delivery of and to take title to lands which are the subject of the Agreement and to execute all documents necessary for acceptance of such lands.

1.2 Successors and Assigns

This Assignment shall enure to the benefit of and be binding upon the Assignor and the Assignee, and their respective successors and permitted assigns.

1.3 Governing Law and Jurisdiction

This Assignment shall be governed by and construed in accordance with the laws of the Province of Alberta and the parties hereto hereby submit to the jurisdiction of the Courts in the Province of Alberta.

1.4 Severability

If any term, covenant or condition of this Assignment or the application thereof to any party or circumstance shall be invalid or unenforceable to any extent the remainder of this Assignment or application of such term, covenant or condition to a party or circumstance other than those to which it is held invalid or unenforceable shall not be affected thereby and each remaining term, covenant or condition of this Assignment shall be valid and shall be enforceable to the fullest extent permitted by law.

IN WITNESS WHEREOF the Assignor has hereunto set its corporate seal duly attested to by the hands of its properly authorized officers in that behalf all on the day and year first above written.

STONY PLAIN ESTATES LTD.

Per: ______________________
Title

FIC INVESTMENTS USA CORP.

Per: ______________________
Title

SCHEDULE "E"

THE MULTI-FAMILY LANDS AGREEMENT

This Agreement dated the 15 day of November, 2006.

Between:

FIC INVESTMENTS USA CORP. (hereinafter referred to as the "Vendor")

- and –

STONY PLAIN ESTATES LTD., or its Nominee (hereinafter referred to as the "Purchaser")

PURCHASE AGREEMENT

1. PROPERTY

"Property" shall mean those lands containing approximately 3.19 acres, more or less, to be subdivided from the lands legally described in Schedule "A" attached hereto (the "Lands") and shown cross-hatched on the site plan attached hereto as Schedule "B"; and

Title to the Property shall be conveyed to the Purchaser free and clear of all encumbrances, except for those permitted encumbrances set forth in Schedule "C" hereto (the "Permitted Encumbrances").

2. PURCHASE PRICE

The purchase price for the Property (the "Purchase Price") is the sum of One ($1.00) Dollar and shall be paid in cash on the Closing Date.

3. CONDITION PRECEDENT

This Agreement is subject to satisfaction of the following condition precedent (the "Condition Precedent") in favour of the Purchaser on or before the Ninetieth (90th) day from the date of execution of this Agreement (the "Condition Date"):

(a) the registration at the Land Titles Office of a plan of subdivision which has the effect of subdividing the Property from the Lands (the "Subdivision").

4. EXTENSION OF CONDITION DATE

In the event that the Condition Precedent has not been satisfied on or before the Condition Removal Date, the Purchaser shall have the unilateral right, in its sole and absolute discretion, to extend the Condition Date for two (2) further periods of up to Ninety (90) days each. The Purchaser shall be entitled to exercise the foregoing right to extend by delivering to the Vendor written notice (the "Notice") of such extension on or before the Condition Date and upon delivery of the Notice the Condition Date shall be automatically extended for such further period as specified by the Purchaser in the Notice.

5. PROPERTY UNTIL CLOSING

From and after the date of this Agreement the Vendor:

(a) shall not enter into any new leases or agreements to lease the Property; and

(b) agrees to, in good faith, maintain the Property in its current state.

6. VENDOR'S COVENANTS

The Vendor hereby covenants that it shall, at its sole cost and expense, forthwith following its execution of this Agreement commence and thereafter diligently and expeditiously take all steps necessary to obtain Subdivision at the earliest possible time and in any event on or before the Condition Date, including the satisfaction of any and all conditions of subdivision approval as more particularly set out in the August 23, 2006 subdivision approval correspondence from the Town of Stony Plain.

Should the Vendor fail to proceed diligently and expeditiously to obtain Subdivision as required hereunder, the Purchaser may, in its sole discretion and upon written notice to the Vendor, elect to obtain Subdivision by its own efforts and to recover the costs of the same from the Vendor by way of damages. The Vendor hereby appoints the Purchaser as its attorney to execute any contracts, agreements, assignments or consents necessary to effect Subdivision and to transfer the Property to the Purchaser and to provide notice of same to the Town of Stony Plain. On the Closing Date the Vendor shall provide the Purchaser with an executed Power of Attorney in blank with the Vendor's authorization to insert the legal description of the Property. Notwithstanding the above, the Purchaser shall not be liable for any other obligations of the Vendor hereunder or under any other agreements between the Vendor and the Town of Stony Plain.

7. REPRESENTATIONS AND WARRANTIES

The Vendor represents and warrants to the Purchaser as follows:

(a) it has the full power, right and authority to enter into this Agreement;

(b) the Vendor is not a "non-resident" of Canada according to the meaning and intent of the *Income Tax Act* of Canada;

(c) the Vendor has, or will on the Closing Date have, sole and absolute right and power to transfer good title to the Property free and clear of all charges, mortgages, liens, pledges, easements or other encumbrances except for the Permitted Encumbrances and the conditions, reservations and exceptions referred to in Section 65(1) of the Alberta *Land Titles Act*;

8. PURCHASER'S ACKNOWLEDGMENT OF "AS-IS", BASIS OF TRANSACTION

The Purchaser agrees that the Property is being purchased on an "as-is" basis and that there is no representation, warranty or condition, express or implied as to the condition or status of the Property. The Purchaser acknowledges that it has inspected the Property and has not relied on any representations by the Vendor concerning any condition of the Property. The Purchaser hereby assumes any and all liabilities of any nature whatsoever relating to the Property from and after the Closing Date whether such liabilities existed prior to or were caused before or after the Closing Date and whether caused by the Vendor or otherwise.

9. NO COLLECTION OF TAX

The Purchaser represents and warrants to the Vendor that the Purchaser is registered pursuant to subdivision (d) of Division V of Part 9 the *Excise Tax Act* (Canada), as amended (the "Act") for the purposes of remission of GST on taxable supplies made by the Purchaser and the Purchaser is not an "individual" in accordance with the terms of Section 123 of the Act. Accordingly, pursuant to the provisions of Section 221(2) of the Act, no amount is required to be remitted or shall be remitted by the Purchaser to the Vendor in respect of any GST payable by the Purchaser in relation to its acquisition of the Property.

10. CLOSING

(a) The "Closing Date" shall be Thirty (30) days following waiver or removal of the Condition Precedent, or such earlier date as the parties hereto may decide.

(b) The Vendor is to provide all documents necessary to convey clear title to the Property subject only to the Permitted Encumbrances and all collateral documents necessary to complete the transaction.

(c) All adjustments shall be as of the Closing Date.

11. ASSIGNMENT

This Agreement is not assignable by either of the parties hereto without the prior written consent of the other party.

12. NOTICES

Any notice required to be given hereunder by any party shall be deemed to have been well and sufficiently given if:

(a) personally delivered to the party to whom it is intended or if such party is a corporation to an officer of that corporation; or

(b) mailed by prepaid registered mail, transmitted by facsimile or delivered, to the address or facsimile number of the party to whom it is intended as follows:

(i) if to the VENDOR, then:

Suite 101, 33255 South Fraser Way
Abbostford, BC V2S 2B2
Facsimile number: (604) 864-8032
Attention : David McDonald

with a copy to the VENDOR'S SOLICITORS at:

5404 – 97 Street
Edmonton, Alberta T6E 5C1
Facisimile number: (780) 426-6977
Attention: Malcolm D. Lennie, Q.C;

(ii) if to the PURCHASER, then:

#250 – 11331 Coppersmith Way
Richmond BC V7A 5J9
Facsimile number: (604) 241-4419
Attention: Mike Fowler

with a copy to the PURCHASER'S SOLICITORS at:

#1325, 10180 – 101 Street
Edmonton, Alberta T5J 3S4
Facsimile number: (780) 969-6901
Attention: Richard Kennedy;

or to such other address or number as a party may from time to time direct in writing. Any notice delivered before 4:30 p.m. local time on a day that is not a Saturday, Sunday or statutory holiday in Alberta (a "Business Day") shall be deemed to have been received on the date of delivery and any notice delivered after 4:30 p.m. local time on a Business Day or delivered on a day other than a Business Day, shall be deemed to have been received on the next Business Day. Any notice mailed shall be deemed to have been received seventy two (72) hours after the date it is postmarked. Any notice sent by facsimile before 4:30 p.m. local time on a Business

not a Saturday, Sunday or statutory holiday in Alberta (a "Business Day") shall be deemed to have been received on the date of delivery and any notice delivered after 4:30 p.m. local time on a Business Day or delivered on a day other than a Business Day, shall be deemed to have been received on the next Business Day. Any notice mailed shall be deemed to have been received seventy two (72) hours after the date it is postmarked. Any notice sent by facsimile before 4:30 p.m. local time on a Business Day shall be deemed to have been received when the sender receives the answer back confirming receipt by the recipient; provided, however, that any facsimile received after 4:30 p.m. local time on a Business Day or received on a day other than a Business Day shall be deemed to have been received on the next Business Day. If normal mail or communications service is interrupted by strike, slow-down, force majeure or other cause after the notice has been sent the notice will not be deemed to have been received until actually received. In the event normal mail service is impaired at the time of sending the notice, then personal delivery or facsimile transmission only shall be effective.

13. GOVERNING LAW AND SUBMISSION TO JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the parties hereto hereby submit to the jurisdiction of the Courts in the Province of Alberta.

14. EXECUTION IN COUNTERPART AND BY FACSIMILE

The parties hereto may execute this AGREEMENT in one or more counterparts and by facsimile and when all counterpart pages are assembled together they shall be deemed to be one document and to have been executed by all parties at the same time and by way of original signatures.

15. TIME OF ESSENCE

Time shall be of the essence of this Agreement and of every part hereof.

IN WITNESS WHEREOF this Agreement has been executed the day and year first above written.

FIC INVESTMENTS USA CORP.

Per: ____________________

Per: ____________________

SCHEDULE A

Description of Lands

THE NORTH EAST QUARTER OF SECTION TWENTY FOUR (24)
TOWNSHIP FIFTY TWO (52)
RANGE ONE (1)
WEST OF THE FIFTH MERIDIAN,
CONTAINING 64.7 HECTARES (160 ACRES) MORE OR LESS.
EXCEPTING THEREOUT: ALL THAT PORTION DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTH WEST CORNER OF THE SAID QUARTER SECTION, THENCE EASTERLY ALONG THE NORTH BOUNDARY THEREOF SIX HUNDRED AND SIXTY (660) FEET, THENCE SOUTHERLY AND AT RIGHT ANGLES TO THE SAID NORTH BOUNDARY THIRTEEN HUNDRED AND TWENTY (1320) FEET, THENCE WESTERLY AND PARALLEL TO THE SAID NORTH BOUNDARY TO THE WEST BOUNDARY OF THE SAID QUARTER SECTION, THENCE NORTHERLY ALONG THE SAID WEST BOUNDARY TO THE POINT OF COMMENCEMENT, CONTAINING 8.09 HECTARES (20 ACRES) MORE OR LESS.

EXCEPTING THEREOUT ALL MINES AND MINERALS

SCHEDULE "B"
THE PROPERTY


NEW DRIVEWAY PLAN
OCT.3.06
GENESIS
ESTATES
GENESIS
HEIGHTS
WP RD 524
79 AVENUE
48 STREET (HWY.779)
5 TH MERIDIAN ROAD
FUTURE
STAGE 4
STAGE 1
STAGE 2
STAGE 3
STAGE
LOT 1
LOT 2
LOT 3
BLOCK 1
BLOCK 2
LOT 52
LOT 53
BLOCK 4
BLOCK 5
BLOCK 6
BLK. 1
842 6248
NE24 52-1-5
PART
NE24 52-1-5
LAKE
GENESIS
5 PUL
11 PUL
12 PUL
45 ER
4 MR
10 MR
1 MR
54 MR
66 MR
S.E.1/4 SEC.24-52-1-5

SCHEDULE "H"

THE COMMERCIAL LANDS



GENESIS
ESTATES
GENESIS
HEIGHTS
WP RD 524
79 AVENUE
FUTURE
STAGE 4
STAGE 2
STAGE 1
STAGE 3
STAGE
STAGE 1
BLOCK 1
BLOCK 2
BLOCK 4
BLOCK 5
BLOCK 6
LOT 2
LOT 3
LOT 52
LOT 53
PART
NE24 52-1-5
LAKE
GENESIS
48 STREET (HWY.779)
5 TH MERIDIAN ROAD
SE1/4 SEC 24-52-1-5

SCHEDULE C

Permitted Encumbrances

Caveat Number 4096NK by Imperial Oil Limited

Caveat Number 1356SN by Imperial Oil Limited

Caveat Number 3364TD by The Director of the Edmonton Regional Planning Commission

SCHEDULE "F"

THE MULTI-FAMILY LANDS



GENESIS
ESTATES
GENESIS
HEIGHTS
WP RD 524
79 AVENUE
FUTURE
STAGE 4
STAGE 2
STAGE 1
STAGE 3
STAGE
BLOCK 2
BLOCK 1
LOT 1
LOT 2
LOT 3
LOT 53
BLOCK 6
BLOCK 5
PART
NE24 52-1-5
LAKE
GENESIS
4 MR
54 MR
96 MR
45 ER
10 MR
11 PUL
12 PUL
48 STREET (HWY.779)
5 TH MERIDIAN ROAD
S.E.1/4 SEC.24-52-1-5

SCHEDULE "G"

THE COMMERCIAL LANDS AGREEMENT

This Agreement dated the 15 day of November, 2006.

Between:

FIC INVESTMENTS USA CORP. (hereinafter referred to as the "Vendor")

- and –

STONY PLAIN ESTATES LTD. or its Nominee (hereinafter referred to as the "Purchaser")

PURCHASE AGREEMENT

1. PROPERTY

"Property" shall mean those lands containing approximately 2 acres, more or less, to be subdivided from the lands legally described in Schedule "A" attached hereto (the "Lands") and shown cross-hatched on the site plan attached hereto as Schedule "B"; and

Title to the Property shall be conveyed to the Purchaser free and clear of all encumbrances, except for those permitted encumbrances set forth in Schedule "C" hereto (the "Permitted Encumbrances").

2. PURCHASE PRICE

The purchase price for the Property (the "Purchase Price") is the sum One ($1.00) Dollar and shall be paid in cash on the Closing Date.

3. PURCHASER'S CONDITIONS

This Agreement is subject to the following condition precedent (the "Condition Precedent") on or before the Ninetieth (90th) day from the date of execution of this Agreement (the "Condition Date"):

(a) registration at the Land Titles Office of a plan of subdivision which has the effect of subdividing the Property from the Lands.

4. EXTENSION OF CONDITION DATE

In the event that the Condition Precedent has not been satisfied on or before the Condition Removal Date, the Purchaser shall have the unilateral right, in its sole and absolute discretion, to extend the Condition Date for two (2) further periods of up to Ninety (90) days each. The Purchaser shall be entitled to exercise the foregoing right to extend by delivering to the Vendor written notice (the "Notice") of such extension on or before the Condition Date and upon delivery of the Notice the Condition Date shall be automatically extended for such further period as specified by the Purchaser in the Notice.

5. PROPERTY UNTIL CLOSING

From and after the date of this Agreement the Vendor:

(a) shall not enter into any new leases or agreements to lease the Property; and

(b) agrees to, in good faith, maintain the Property in its current state;

6. VENDOR'S COVENANTS

The Vendor hereby covenants that it shall, at its sole cost and expense, forthwith following its execution of this Agreement commence and thereafter diligently and expeditiously take all steps necessary to obtain Subdivision at the earliest possible time and in any event on or before the Condition Date, including the satisfaction of any and all conditions of subdivision approval as more particularly set out in the August 23, 2006 subdivision approval correspondence from the Town of Stony Plain.

Should the Vendor fail to proceed diligently and expeditiously to obtain Subdivision as required hereunder, the Purchaser may, in its sole discretion and upon written notice to the Vendor, elect to obtain Subdivision by its own efforts and to recover the costs of the same from the Vendor by way of damages. The Vendor hereby appoints the Purchaser as its attorney to execute any contracts, agreements, assignments or consents necessary to effect Subdivision and to transfer the Property to the Purchaser and to provide notice of same to the Town of Stony Plain. On the Closing Date the Vendor shall provide the Purchaser with an executed Power of Attorney in blank with the Vendor's authorization to insert the legal description of the Property. Notwithstanding the above, the Purchaser shall not be liable for any other obligations of the Vendor hereunder or under any other agreements between the Vendor and the Town of Stony Plain.

7. REPRESENTATIONS AND WARRANTIES

The Vendor represents and warrants to the Purchaser as follows:

(c) it has the full power, right and authority to enter into this Agreement;

(d) the Vendor is not a "non-resident" of Canada according to the meaning and intent of the *Income Tax Act* of Canada;

(e) the Vendor has, or will on the Closing Date have, sole and absolute right and power to transfer good title to the Property free and clear of all charges, mortgages, liens, pledges, easements or other encumbrances except for the Permitted Encumbrances and the conditions, reservations and exceptions referred to in Section 65(1) of the Alberta *Land Titles Act*;

8. PURCHASER'S ACKNOWLEDGMENT OF "AS-IS", BASIS OF TRANSACTION

The Purchaser agrees that the Property is being purchased on an "as-is" basis and that there is no representation, warranty or condition, express or implied as to the condition or status of the Property. The Purchaser acknowledges that it has inspected the Property and has not relied on any representations by the Vendor concerning any condition of the Property. The Purchaser hereby assumes any and all liabilities of any nature whatsoever relating to the Property from and after the Closing Date whether such liabilities existed prior to or were caused before or after the Closing Date and whether caused by the Vendor or otherwise.

9. NO COLLECTION OF TAX

The Purchaser represents and warrants to the Vendor that the Purchaser is registered pursuant to subdivision (d) of Division V of Part 9 the *Excise Tax Act* (Canada), as amended (the "Act") for the purposes of remission of GST on taxable supplies made by the Purchaser and the Purchaser is not an "individual" in accordance with the terms of Section 123 of the Act. Accordingly, pursuant to the provisions of Section 221(2) of the Act, no amount is required to be remitted or shall be remitted by the Purchaser to the Vendor in respect of any GST payable by the Purchaser in relation to its acquisition of the Property.

10. CLOSING

(f) The "Closing Date" shall be Thirty (30) days following waiver or removal of the Condition Precedent, or such earlier date as the parties hereto may decide.

(g) The Vendor is to provide all documents necessary to convey clear title to the Property subject only to the Permitted Encumbrances and all collateral documents necessary to complete the transaction.

(h) All adjustments shall be as of the Closing Date.

11. ASSIGNMENT

This Agreement is not assignable by either of the parties hereto without the prior written consent of the other party.

12. NOTICES

Any notice required to be given hereunder by any party shall be deemed to have been well and sufficiently given if:

(a) personally delivered to the party to whom it is intended or if such party is a corporation to an officer of that corporation; or

(b) mailed by prepaid registered mail, transmitted by facsimile or delivered, to the address or facsimile number of the party to whom it is intended as follows:

(i) If to the VENDOR, then:

Suite 101, 33255 South Fraser Way
Abbostford, BC V2S 2B2
Facsimile number: (604) 864-8032
Attention : David McDonald

with a copy to the VENDOR'S SOLICITORS at:

5404 – 97 Street
Edmonton, Alberta T6E 5C1
Facisimile number: (780) 426-6977
Attention: Malcolm D. Lennie, Q.C.;

(ii) If to the PURCHASER, then:

P.O. Box 3250
#13, 55 Alberta Avenue
Spruce Grove, Alberta T7X 3A6
Facsimile number: (780) 962-3484
Attention: Mike Klein

and

#250 – 11331 Coppersmith Way
Richmond BC V7A 5J9
Facsimile number: (604) 241-4419
Attention: Mike Fowler

with a copy to the PURCHASER'S SOLICITORS at:

#1325, 10180
Edmonton, Alberta T5J 3S4
Facsimile number: (780) 969-6901
Attention: Richard Kennedy;

or to such other address or number as a party may from time to time direct in writing. Any notice delivered before 4:30 p.m. local time on a day that is

Day shall be deemed to have been received when the sender receives the answer back confirming receipt by the recipient; provided, however, that any facsimile received after 4:30 p.m. local time on a Business Day or received on a day other than a Business Day shall be deemed to have been received on the next Business Day. If normal mail or communications service is interrupted by strike, slow-down, force majeure or other cause after the notice has been sent the notice will not be deemed to have been received until actually received. In the event normal mail service is impaired at the time of sending the notice, then personal delivery or facsimile transmission only shall be effective.

13. GOVERNING LAW AND SUBMISSION TO JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the parties hereto hereby submit to the jurisdiction of the Courts in the Province of Alberta.

14. EXECUTION IN COUNTERPART AND BY FACSIMILE

The parties hereto may execute this AGREEMENT in one or more counterparts and by facsimile and when all counterpart pages are assembled together they shall be deemed to be one document and to have been executed by all parties at the same time and by way of original signatures.

15. TIME OF ESSENCE

Time shall be of the essence of this Agreement and of every part hereof.

IN WITNESS WHEREOF this Agreement has been executed the day and year first above written.

FIC INVESTMENTS USA CORP.

Per: ______________________

Per: ______________________

STONY PLAIN ESTATES LTD.

Per: ______________________

14. EXECUTION IN COUNTERPART AND BY FACSIMILE

The parties hereto may execute this AGREEMENT in one or more counterparts and by facsimile and when all counterpart pages are assembled together they shall be deemed to be one document and to have been executed by all parties at the same time and by way of original signatures.

15. TIME OF ESSENCE

Time shall be of the essence of this Agreement and of every part hereof.

IN WITNESS WHEREOF this Agreement has been executed the day and year first above written.

FIC INVESTMENTS USA CORP.

Per: ______________________

STONY PLAIN ESTATES LTD.

Per: ______________________

FIC INVESTMENTS USA CORP.

Per: ______________________

Title

Per: ______________________

Title

SCHEDULE A

Description of Lands

THE NORTH EAST QUARTER OF SECTION TWENTY FOUR (24)
TOWNSHIP FIFTY TWO (52)
RANGE ONE (1)
WEST OF THE FIFTH MERIDIAN,
CONTAINING 64.7 HECTARES (160 ACRES) MORE OR LESS.
EXCEPTING THEREOUT: ALL THAT PORTION DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTH WEST CORNER OF THE SAID QUARTER SECTION, THENCE EASTERLY ALONG THE NORTH BOUNDARY THEREOF SIX HUNDRED AND SIXTY (660) FEET, THENCE SOUTHERLY AND AT RIGHT ANGLES TO THE SAID NORTH BOUNDARY THIRTEEN HUNDRED AND TWENTY (1320) FEET, THENCE WESTERLY AND PARALLEL TO THE SAID NORTH BOUNDARY TO THE WEST BOUNDARY OF THE SAID QUARTER SECTION, THENCE NORTHERLY ALONG THE SAID WEST BOUNDARY TO THE POINT OF COMMENCEMENT, CONTAINING 8.09 HECTARES (20 ACRES) MORE OR LESS.

EXCEPTING THEREOUT ALL MINES AND MINERALS

SCHEDULE "B"
THE PROPERTY


NEW DRIVEWAY PLAN
OCT.3.06
GENESIS
ESTATES
GENESIS
HEIGHTS
WP RD 524
79 AVENUE
FUTURE
STAGE 4
STAGE 1
STAGE 2
STAGE 3
STAGE
LOT 1
LOT 2
LOT 3
LOT 52
LOT 53
BLOCK 1
BLOCK 2
BLOCK 4
BLOCK 5
BLOCK 6
PART
NE24 52-1-5
LAKE
GENESIS
48 STREET (HWY.779)
5 TH MERIDIAN ROAD
45 ER
10 MR
11 PUL
12 PUL
SE1/4 SEC 24-52-1-5

SCHEDULE C

Permitted Encumbrances

Caveat Number 4096NK by Imperial Oil Limited

Caveat Number 1356SN by Imperial Oil Limited

Caveat Number 3364TD by The Director of the Edmonton Regional Planning Commission